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                                                                    EXHIBIT 23.1

                                PUBLICARD, INC.
                            AND SUBSIDIARY COMPANIES

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into the Company's previously filed Registration Statement on Form S-1 File No. 33-9344, Registration Statement on Form S-3 File No. 33-9344 and Registration Statements on Form S-8 File Nos. 33-56838, 33-88876, 333-72411, 333-73037, 333-73307 and
333-74169.

                                          /s/ ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 26, 1999

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